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                        SUPPLEMENT DATED OCTOBER 15, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2004

                    FOR JOHN HANCOCK VARIABLE SERIES TRUST I
                                    ("JHVST")

                              Combination of Funds

On October 15, 2004, shareholders of each of the following "Acquired" Funds approved a proposed combination (a "Merger") of that Fund into the corresponding "Acquiring" Fund shown below:

Acquired Fund                          Acquiring Fund
-------------                          --------------
Fundamental Growth                     Large Cap Growth

Large Cap Growth B (formerly Large     Large Cap Growth
Cap Aggressive Growth)

Fundamental Value B (formerly Large    Fundamental Value
Cap Value CORE(SM))


Mid Cap Value                          Mid Cap Value B (formerly Small/Mid Cap
                                       CORE(SM))

Small Cap Growth                       Small Cap Emerging Growth

Overseas Equity                        Overseas Equity B (formerly International
                                       Opportunities)

Overseas Equity C (formerly            Overseas Equity B
Emerging Markets Equity)


Each Merger will become effective following the close of business on October 29, 2004. At that time, each Acquiring Fund will acquire all of the respective Acquired Fund's assets and assume all of its liabilities. Also, each Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. Each Merger will take place at the respective Funds' regular net asset values per share. This means that the value of each shareholder's account immediately following a Merger will be exactly the same as if that Merger had not occurred.

Following each Merger, shares of the Acquiring Fund will continue to be issued. However, shares of the Acquired Funds will no longer be available, because those Funds and their shares will no longer exist as series of JHVST. You should therefore disregard all references to the Acquired Funds in the JHVST's prospectus and Statement of Additional Information after the Mergers become effective.

VST-SUP 1 (10/05)